Press Release

RLJ Lodging Trust Reports Second Quarter 2017 Results

- Net income of $42.5 million
- Pro forma Hotel EBITDA Margin of 37.7%
- Pro forma Consolidated Hotel EBITDA of $110.3 million

Bethesda, MD, August 3, 2017 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three and six months ended June 30, 2017.

Highlights

•	Net income decreased 27.7% to $42.5 million

•	Pro forma RevPAR decreased 3.4%, Pro forma Occupancy decreased 2.1%, and Pro forma ADR decreased 1.2%

•	Pro forma Hotel EBITDA Margin of 37.7%

•	Pro forma Consolidated Hotel EBITDA of $110.3 million

“As expected, the second quarter was soft as a result of a few transitory headwinds including convention center closures in three of our top markets and the Easter holiday shift, which was less favorable to our business centric customer mix,” commented Ross H. Bierkan, President and Chief Executive Officer. “Despite the revenue pressure, our margin decline of only 150 basis points was better than we anticipated and is a testament to our team’s hard work and our resilient operating model. With margins of 37.7%, we continue to produce one of the strongest margins in the lodging space while also generating significant cash flow. With our most challenging quarter now behind us, we look forward to lapping easier comps starting late in the third quarter and benefiting from a number of tailwinds next year.”

Financial and Operating Results
Performance metrics such as Occupancy, Average Daily Rate (“ADR”), Revenue Per Available Room (“RevPAR”), Hotel EBITDA, and Hotel EBITDA Margin are Pro forma. The prefix “Pro forma” as defined by the Company, denotes operating results which include results for periods prior to its ownership and excludes sold hotels. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude any hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovation for comparable periods. Explanations of EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

Net income for the three months ended June 30, 2017, decreased $16.3 million to $42.5 million, representing a 27.7% decrease over the comparable period in 2016. For the six months ended June 30, 2017, net income decreased $19.8 million to $64.2 million, representing a 23.6% decrease over the comparable period in 2016. Net income for the three and six months ended June 30, 2016, includes results from sold hotels.

Pro forma RevPAR for the three months ended June 30, 2017, decreased 3.4% over the comparable period in 2016, driven by a Pro forma Occupancy decrease of 2.1% and a Pro forma ADR decrease of 1.2%. For the six months ended June 30, 2017, Pro forma RevPAR decreased 2.1% over the comparable period in 2016, driven by a Pro forma Occupancy decrease of 1.5% and a Pro forma ADR decrease of 0.6%.

Pro forma Hotel EBITDA Margin for the three months ended June 30, 2017, decreased 150 basis points over the comparable period in 2016 to 37.7%. For the six months ended June 30, 2017, Pro forma Hotel EBITDA Margin decreased 148 basis points over the comparable period in 2016 to 35.4%.

Pro forma Consolidated Hotel EBITDA for the three months ended June 30, 2017, decreased $8.3 million to $110.3 million, representing a 7.0% decrease over the comparable period in 2016. For the six months ended June 30, 2017, Pro forma Consolidated Hotel EBITDA decreased $13.3 million to $195.8 million, representing a 6.4% decrease over the comparable period in 2016.

Adjusted FFO for the three months ended June 30, 2017, decreased $13.4 million to $88.8 million, representing a 13.1% decrease over the comparable period in 2016. For the six months ended June 30, 2017, Adjusted FFO decreased $19.7 million to $153.2 million, representing an 11.4% decrease over the comparable period in 2016. Adjusted FFO for the three and six months ended June 30, 2016, includes results from sold hotels.

Adjusted FFO per diluted common share and unit for the three months ended June 30, 2017, decreased $0.11 to $0.71, representing a 13.4% decrease over the comparable period in 2016. For the six months ended June 30, 2017, Adjusted FFO per diluted common share and unit decreased $0.16 to $1.23, representing an 11.5% decrease over the comparable period in 2016.

Adjusted EBITDA for the three months ended June 30, 2017, decreased $13.5 million to $103.7 million, representing an 11.5% decrease over the comparable period in 2016. Adjusted EBITDA for the three months ended June 30, 2016, includes results from sold hotels of approximately $5.4 million. For the six months ended June 30, 2017, Adjusted EBITDA decreased $20.5 million to $182.6 million, representing a 10.1% decrease over the comparable period in 2016. Adjusted EBITDA for the six months ended June 30, 2016, includes results from sold hotels of approximately $7.2 million.

Net cash flow from operating activities for the six months ended June 30, 2017, totaled $141.5 million, compared to $164.2 million for the comparable period in 2016.

Balance Sheet
As of June 30, 2017, the Company had $479.9 million of unrestricted cash on its balance sheet, $400.0 million available on its revolving credit facility, and $1.6 billion of debt outstanding. The Company’s ratio of net debt to Adjusted EBITDA, pro forma for dispositions, for the trailing twelve month period ended June 30, 2017, was 3.1 times.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest in the second quarter. The dividend was paid on July 14, 2017, to shareholders of record as of June 30, 2017.

Share Buyback
For the three and six months ended June 30, 2017, the Company did not repurchase any shares. As of June 30, 2017, the Company's authorized share buyback program had a remaining capacity of $201.5 million.

Subsequent Events
In connection with the proposed merger with FelCor Lodging Trust Incorporated, the Company filed with the SEC a registration statement on Form S-4 (File No. 333-218439) that includes a joint proxy statement of the Company and FelCor that also constitutes a prospectus of the Company. The registration statement was declared effective by the Securities and Exchange Commission on July 18, 2017, and the joint proxy/prospectus has been mailed or otherwise disseminated to the Company’s shareholders.

2017 Outlook
The Company’s outlook has been updated to reflect a more cautionary outlook for the second half of the year. The updated outlook excludes potential future acquisitions and dispositions, which could result in a material change to the Company’s outlook. The 2017 outlook is also based on a number of other assumptions, many of which are outside the Company’s control and all of which are subject to change.

Pro forma guidance removes income from hotels that have been sold. During the six months ended June 30, 2017, the Company did not acquire or sell any hotels.

For the full year 2017, the Company anticipates:

	Current Outlook	Prior Outlook
Pro forma RevPAR growth	-2.0% to -1.0%	-1.0% to +1.0%
Pro forma Hotel EBITDA Margin	34.5% to 35.0%	34.5% to 35.5%
Pro forma Consolidated Hotel EBITDA	$375.0M to $385.0M	$380.0M to $400.0M
Corporate Cash General & Administrative	$27.5M to $28.5M	$27.5M to $28.5M

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on August 4, 2017, at 10:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s second quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations page of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. The Company owns 122 hotels with approximately 20,100 rooms, located in 21 states and the District of Columbia.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs, and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the SEC.

###
 Additional Contacts:
Leslie D. Hale, Chief Operating Officer and Chief Financial Officer – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:
 http://rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) Adjusted EBITDA, (5) Hotel EBITDA, and (6) Hotel EBITDA Margin. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”)
EBITDA is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results.

In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions. The Company presents EBITDA attributable to common shareholders, which includes OP units, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand EBITDA attributable to all common shares and OP units.

Adjustments to FFO and EBITDA
The Company adjusts FFO and EBITDA for certain items that the Company considers outside the normal course of operations or extraordinary. The Company believes that Adjusted FFO and Adjusted EBITDA provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income, FFO, and EBITDA, is beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO and EBITDA for the following items:

•	Transaction and Pursuit Costs: The Company excludes transaction and pursuit costs expensed during the period.

•
Non-Cash Expenses: The Company excludes the effect of certain non-cash items. The Company has excluded the amortization of share-based compensation, non-cash gain or loss on the sale of assets, and certain non-cash income taxes.

•
Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses. The Company excludes property-level severance costs, debt modification and extinguishment costs, and other income and expenses outside the normal course of operations.

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and certain non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of its third-party management companies.

Pro forma Consolidated Hotel EBITDA includes unadjusted prior ownership information provided by the sellers of the hotels for periods prior to our acquisition of the hotels, which has not been audited and excludes results from sold hotels as applicable. Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin exclude the results of any non-comparable hotels that were under renovation or not open for the entirety of the comparable periods. The following is a summary of pro forma hotel adjustments:

Pro forma adjustments: Sold hotels
Hotels sold during the year ended December 31, 2016, are noted below:

•	Holiday Inn Express Merrillville was sold in February 2016

•	SpringHill Suites Bakersfield was sold in November 2016

•	Hilton Garden Inn New York 35th Street was sold in December 2016

•	Hilton New York Fashion District was sold in December 2016

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)

	June 30, 2017	December 31, 2016
	(unaudited)
Assets
Investment in hotel properties, net	$3,323,705	$3,368,674
Cash and cash equivalents	479,879	456,672
Restricted cash reserves	60,697	67,206
Hotel and other receivables, net of allowance of $181 and $182, respectively	34,408	26,018
Deferred income tax asset	42,353	44,614
Prepaid expense and other assets	60,624	60,209
Total assets	$4,001,666	$4,023,393
Liabilities and Equity
Debt, net	$1,582,114	$1,582,715
Accounts payable and other liabilities	127,064	137,066
Deferred income tax liability	11,430	11,430
Advance deposits and deferred revenue	10,492	11,975
Accrued interest	3,918	3,444
Distributions payable	41,914	41,486
Total liabilities	1,776,932	1,788,116
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized; zero shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	—	—
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 124,639,939 and 124,364,178 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	1,246	1,244
Additional paid-in capital	2,191,661	2,187,333
Accumulated other comprehensive loss	(1,069)	(4,902)
Retained earnings	19,674	38,249
Total shareholders’ equity	2,211,512	2,221,924
Noncontrolling interest:
Noncontrolling interest in consolidated joint venture	5,936	5,973
Noncontrolling interest in the Operating Partnership	7,286	7,380
Total noncontrolling interest	13,222	13,353
Total equity	2,224,734	2,235,277
Total liabilities and equity	$4,001,666	$4,023,393

Note:
The corresponding notes to the consolidated financial statements can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2017	2016	2017	2016
Revenue
Operating revenue
Room revenue	$253,739	$277,039	$478,704	$516,552
Food and beverage revenue	29,121	30,047	55,812	56,601
Other operating department revenue	9,424	10,026	18,000	19,130
Total revenue	$292,284	$317,112	$552,516	$592,283
Expense
Operating expense
Room expense	$55,221	$59,085	$107,143	$114,113
Food and beverage expense	20,101	20,525	39,398	40,342
Management and franchise fee expense	29,626	32,762	56,539	61,263
Other operating expense	59,058	61,950	116,880	121,971
Total property operating expense	164,006	174,322	319,960	337,689
Depreciation and amortization	38,240	40,849	76,905	81,579
Property tax, insurance and other	18,152	19,302	37,310	39,457
General and administrative	10,129	6,658	19,252	16,307
Transaction and pursuit costs	3,691	80	4,316	159
Total operating expense	234,218	241,211	457,743	475,191
Operating income	58,066	75,901	94,773	117,092
Other income (expense)	73	(326)	214	(24)
Interest income	664	414	1,149	810
Interest expense	(14,548)	(14,789)	(28,877)	(29,681)
Income before income tax expense	44,255	61,200	67,259	88,197
Income tax expense	(1,821)	(2,482)	(2,987)	(3,958)
Income from operations	42,434	58,718	64,272	84,239
Gain (loss) on sale of hotel properties	30	22	(30)	(150)
Net income	42,464	58,740	64,242	84,089
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in consolidated joint venture	(29)	(37)	37	25
Noncontrolling interest in the Operating Partnership	(189)	(256)	(275)	(370)
Net income attributable to common shareholders	$42,246	$58,447	$64,004	$83,744
Basic per common share data:
Net income per share attributable to common shareholders	$0.34	$0.47	$0.51	$0.67
Weighted-average number of common shares	123,785,735	123,544,034	123,760,096	123,641,928
Diluted per common share data:
Net income per share attributable to common shareholders	$0.34	$0.47	$0.51	$0.67
Weighted-average number of common shares	123,871,762	123,942,846	123,856,388	124,051,956

Note:
The Statements of Comprehensive Income and corresponding notes can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds From Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the three months ended June 30,		For the six months ended June 30,
	2017	2016	2017	2016
Net income	$42,464	$58,740	$64,242	$84,089
Depreciation and amortization	38,240	40,849	76,905	81,579
(Gain) loss on sale of hotel properties	(30)	(22)	30	150
Noncontrolling interest in consolidated joint venture	(29)	(37)	37	25
Adjustments related to consolidated joint venture (1)	(30)	(39)	(62)	(78)
FFO	80,615	99,491	141,152	165,765
Transaction and pursuit costs	3,691	80	4,316	159
Amortization of share-based compensation	3,134	(578)	5,469	2,014
Non-cash income tax expense	1,323	1,897	2,261	3,028
Loan related costs (2)	—	906	—	1,247
Other expenses (3)	—	330	—	686
Adjusted FFO	$88,763	$102,126	$153,198	$172,899

Adjusted FFO per common share and unit-basic	$0.71	$0.82	$1.23	$1.39
Adjusted FFO per common share and unit-diluted	$0.71	$0.82	$1.23	$1.39

Basic weighted-average common shares and units outstanding (4)	124,344	124,103	124,319	124,296
Diluted weighted-average common shares and units outstanding (4)	124,431	124,502	124,415	124,706

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(2)  Represents debt modification costs.
(3) Represents expenses outside of the normal course of operations, including property-level severance costs.
(4)  Includes 0.6 million weighted-average operating partnership units for each of the three months ended June 30, 2017 and 2016, and 0.6 million and 0.7 million weighted-average operating partnership units for the six months ended June 30, 2017 and 2016, respectively.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

	For the three months ended June 30,		For the six months ended June 30,
	2017	2016	2017	2016
Net income	$42,464	$58,740	$64,242	$84,089
Depreciation and amortization	38,240	40,849	76,905	81,579
Interest expense, net (1)	14,399	14,782	28,716	29,668
Income tax expense	1,821	2,482	2,987	3,958
Noncontrolling interest in consolidated joint venture	(29)	(37)	37	25
Adjustments related to consolidated joint venture (2)	(30)	(39)	(62)	(78)
EBITDA	96,865	116,777	172,825	199,241
Transaction and pursuit costs	3,691	80	4,316	159
(Gain) loss on sale of hotel properties	(30)	(22)	30	150
Amortization of share-based compensation	3,134	(578)	5,469	2,014
Loan related costs (3)	—	582	—	924
Other expenses (4)	—	330	—	686
Adjusted EBITDA	103,660	117,169	182,640	203,174
General and administrative (5)	6,995	7,069	13,783	13,784
Operating results from noncontrolling interest in joint venture	59	76	25	53
Other corporate adjustments	(356)	(359)	(356)	(623)
Consolidated Hotel EBITDA	110,358	123,955	196,092	216,388
Pro forma adjustments - income from sold hotels	(76)	(5,420)	(249)	(7,232)
Pro forma Consolidated Hotel EBITDA	110,282	118,535	195,843	209,156
Pro forma Hotel EBITDA	$110,282	$118,535	$195,843	$209,156

Note:
(1) Excludes amounts attributable to investment in loans of $0.5 million and $1.0 million for the three and six months ended June 30,
2017, respectively, and $0.4 million and $0.8 million for the three and six months ended June 30, 2016, respectively.
(2) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(3) Represents debt modification costs.
(4) Represents expenses outside of the normal course of operations, including property-level severance costs.
(5) General and administrative expenses exclude amortization of share-based compensation and other non-recurring expenses reflected in Adjusted EBITDA.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Pro forma Hotel EBITDA Margin

	For the three months ended June 30,		For the six months ended June 30,
	2017	2016	2017	2016
Total revenue	$292,284	$317,112	$552,516	$592,283
Pro forma adjustments - revenue from sold hotels	—	(14,934)	—	(25,895)
Other corporate adjustments	(17)	(15)	(42)	(30)
Pro forma Hotel Revenue	$292,267	$302,163	$552,474	$566,358

Pro forma Hotel EBITDA	$110,282	$118,535	$195,843	$209,156

Pro forma Hotel EBITDA Margin	37.7%	39.2%	35.4%	36.9%

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of June 30, 2017 (2)
Secured Debt
Wells Fargo - 4 hotels	3	Oct 2021	Floating (3)	4.03%	$150,000
Wells Fargo - 4 hotels	2	Mar 2022	Floating (3)	4.04%	144,750
Wells Fargo - 1 hotel (4)	10	Jun 2022	Fixed	5.25%	32,347
PNC Bank - 5 hotels	5	Mar 2023	Floating	3.32%	85,000
Weighted-Average / Secured Total				3.98%	$412,097

Unsecured Debt
Revolver (5)	4	Apr 2021	Floating	2.72%	$—
$400 Million Term Loan Maturing 2019	5	Mar 2019	Floating (3)	2.72%	400,000
$225 Million Term Loan Maturing 2019	7	Nov 2019	Floating (3)	4.04%	225,000
$400 Million Term Loan Maturing 2021	5	Apr 2021	Floating (3)(6)	3.00%	400,000
$150 Million Term Loan Maturing 2022	7	Jan 2022	Floating (3)	3.43%	150,000
Weighted-Average / Unsecured Total				3.16%	$1,175,000

Weighted-Average / Total Debt				3.37%	$1,587,097

Note:
(1) Interest rates as of June 30, 2017.
(2) Excludes deferred financing costs.
(3) The floating interest rate is hedged with an interest rate swap.
(4) Excludes the $0.9 million impact of a fair value adjustment.
(5) There is $400.0 million of borrowing capacity on the Revolver, which is charged an unused commitment fee of 0.30% annually.
(6) Reflects interest rate swap on $350.0 million.

RLJ Lodging Trust
Pro forma Operating Statistics - Top 60 Assets
(unaudited)

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
Marriott Louisville Downtown	Louisville, KY	616	$14,512
DoubleTree Metropolitan Hotel New York City	New York, NY	764	10,446
Courtyard Austin Downtown Convention Center	Austin, TX	270	9,494
Courtyard Portland City Center	Portland, OR	256	8,712
DoubleTree Grand Key Resort	Key West, FL	216	7,860
Embassy Suites Tampa Downtown Convention Center	Tampa, FL	360	7,656
Courtyard Chicago Downtown Magnificent Mile	Chicago, IL	306	7,243
Courtyard Waikiki Beach	Honolulu, HI	403	6,913
Fairfield Inn & Suites Washington DC Downtown	Washington, DC	198	6,728
Hyatt House Emeryville San Francisco Bay Area	Emeryville, CA	234	6,437
Courtyard San Francisco	San Francisco, CA	166	6,308
Residence Inn Palo Alto Los Altos	Los Altos, CA	156	6,305
Embassy Suites Boston Waltham	Waltham, MA	275	6,231
Hilton Garden Inn San Francisco Oakland Bay Brg	Emeryville, CA	278	6,046
Hyatt House San Jose Silicon Valley	San Jose, CA	164	6,040
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	5,954
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	5,823
Courtyard Charleston Historic District	Charleston, SC	176	5,390
Hilton Cabana Miami Beach	Miami Beach, FL	231	5,371
Embassy Suites Los Angeles Downey	Downey, CA	220	5,321
Residence Inn Austin Downtown Convention Center	Austin, TX	179	5,118
Homewood Suites Washington DC Downtown	Washington, DC	175	5,068
Renaissance Fort Lauderdale Plantation Hotel	Plantation, FL	250	5,023
Hyatt House Santa Clara	Santa Clara, CA	150	4,897
Residence Inn Bethesda Downtown	Bethesda, MD	188	4,826
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	4,686
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	4,650
Embassy Suites Irvine Orange County	Irvine, CA	293	4,438
Hyatt Place Washington DC Downtown K Street	Washington, DC	164	4,408
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	4,223
Hilton Garden Inn New Orleans Convention Center	New Orleans, LA	286	4,153
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	4,104
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	4,075
Marriott Austin South	Austin, TX	211	3,916
Residence Inn National Harbor Washington DC	Oxon Hill, MD	162	3,881
Fairfield Inn & Suites Key West	Key West, FL	106	3,718
Hyatt House Charlotte Center City	Charlotte, NC	163	3,679
Hyatt Atlanta Midtown	Atlanta, GA	194	3,546
Courtyard Atlanta Buckhead	Atlanta, GA	181	3,420
Embassy Suites West Palm Beach Central	West Palm Beach, FL	194	3,329
Residence Inn Indianapolis Downtown On The Canal	Indianapolis, IN	134	3,238
Homewood Suites Seattle Lynnwood	Lynnwood, WA	170	3,233
Courtyard Houston Downtown Convention Center	Houston, TX	191	3,231
Courtyard Houston By The Galleria	Houston, TX	190	3,059
SpringHill Suites Portland Hillsboro	Hillsboro, OR	106	2,992
Residence Inn Houston Downtown Convention Center	Houston, TX	171	2,984
Hyatt House San Ramon	San Ramon, CA	142	2,978
Residence Inn Louisville Downtown	Louisville, KY	140	2,918
Hilton Garden Inn Bloomington	Bloomington, IN	168	2,899
Residence Inn Chicago Oak Brook	Oak Brook, IL	156	2,868
Hyatt House Cypress Anaheim	Cypress, CA	142	2,763
Hyatt Place Madison Downtown	Madison, WI	151	2,758
Courtyard Indianapolis @ The Capitol	Indianapolis, IN	124	2,758
Residence Inn Detroit Novi	Novi, MI	107	2,462
Hampton Inn Garden City	Garden City, NY	143	2,460
Residence Inn Fort Lauderdale Plantation	Plantation, FL	138	2,428
Courtyard Austin Airport	Austin, TX	150	2,424
Hyatt House Dallas Lincoln Park	Dallas, TX	155	2,380
Hyatt House Dallas Uptown	Dallas, TX	141	2,309
Hilton Garden Inn Pittsburgh University Place	Pittsburgh, PA	202	2,261
Top 60 Assets		12,759	285,351
Other (62 Assets)		7,379	101,682
Total Portfolio		20,138	$387,033
Note: For the trailing twelve months ended June 30, 2017. Results reflect 100% of DoubleTree Metropolitan Hotel New York City financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture. Amounts in thousands, except rooms.

RLJ Lodging Trust
Pro forma Operating Statistics

For the three months ended June 30, 2017

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Northern California	8	85.9%	89.9%	(4.5)%	$214.76	$217.16	(1.1)%	$184.51	$195.27	(5.5)%
South Florida	10	83.9%	84.4%	(0.6)%	157.85	152.24	3.7%	132.38	128.47	3.0%
Austin	13	78.5%	83.8%	(6.4)%	165.20	169.39	(2.5)%	129.60	141.98	(8.7)%
Denver	13	80.5%	82.0%	(1.9)%	145.28	142.43	2.0%	116.96	116.84	0.1%
Washington, DC	8	85.3%	85.8%	(0.6)%	208.74	203.63	2.5%	178.15	174.79	1.9%
Chicago	14	76.0%	75.0%	1.3%	154.88	159.36	(2.8)%	117.64	119.49	(1.6)%
Louisville	5	75.4%	80.2%	(5.9)%	187.27	191.91	(2.4)%	141.28	153.91	(8.2)%
Southern California	5	87.6%	86.7%	1.1%	173.87	167.17	4.0%	152.32	144.88	5.1%
Houston	10	68.4%	69.5%	(1.6)%	138.29	158.50	(12.7)%	94.53	110.12	(14.2)%
New York City	3	94.9%	96.3%	(1.4)%	227.84	235.81	(3.4)%	216.32	227.14	(4.8)%
Other	33	80.5%	82.4%	(2.3)%	160.36	162.20	(1.1)%	129.04	133.66	(3.5)%
Total	122	80.8%	82.6%	(2.1)%	$171.28	$173.42	(1.2)%	$138.47	$143.28	(3.4)%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Focused-Service	102	80.3%	82.3%	(2.5)%	$165.65	$167.77	(1.3)%	$132.95	$138.11	(3.7)%
Compact Full-Service	19	83.6%	84.1%	(0.6)%	182.11	184.39	(1.2)%	152.31	155.13	(1.8)%
Full-Service	1	72.9%	78.0%	(6.5)%	221.76	222.99	(0.6)%	161.62	173.83	(7.0)%
Total	122	80.8%	82.6%	(2.1)%	$171.28	$173.42	(1.2)%	$138.47	$143.28	(3.4)%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Upper Upscale	17	79.5%	80.9%	(1.8)%	$175.74	$177.10	(0.8)%	$139.64	$143.26	(2.5)%
Upscale	89	81.8%	83.8%	(2.3)%	172.07	174.32	(1.3)%	140.75	146.01	(3.6)%
Upper Midscale	15	76.9%	79.5%	(3.2)%	159.45	160.78	(0.8)%	122.69	127.83	(4.0)%
Midscale	1	81.1%	61.8%	31.2%	97.47	114.38	(14.8)%	79.08	70.71	11.8%
Total	122	80.8%	82.6%	(2.1)%	$171.28	$173.42	(1.2)%	$138.47	$143.28	(3.4)%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Courtyard	24	81.9%	82.8%	(1.1)%	$173.95	$177.16	(1.8)%	$142.38	$146.65	(2.9)%
Residence Inn	29	80.8%	84.0%	(3.9)%	158.25	158.65	(0.2)%	127.82	133.29	(4.1)%
Hyatt House	11	83.4%	86.7%	(3.8)%	174.83	173.38	0.8%	145.88	150.32	(3.0)%
Marriott	5	75.8%	79.2%	(4.3)%	183.11	185.70	(1.4)%	138.79	147.06	(5.6)%
Embassy Suites	6	83.3%	84.1%	(0.9)%	170.37	167.30	1.8%	141.90	140.62	0.9%
Hilton Garden Inn	8	77.7%	80.8%	(3.9)%	162.27	168.59	(3.7)%	126.04	136.24	(7.5)%
DoubleTree	3	93.7%	93.1%	0.7%	219.46	226.10	(2.9)%	205.65	210.50	(2.3)%
Fairfield Inn & Suites	7	79.7%	80.7%	(1.3)%	175.83	175.40	0.2%	140.08	141.59	(1.1)%
Renaissance	3	79.3%	78.5%	1.0%	165.86	169.75	(2.3)%	131.48	133.19	(1.3)%
SpringHill Suites	8	73.4%	76.3%	(3.8)%	135.15	139.78	(3.3)%	99.21	106.66	(7.0)%
Hampton Inn	7	76.5%	80.4%	(4.8)%	143.02	146.49	(2.4)%	109.43	117.77	(7.1)%
Hyatt Place	3	86.3%	88.3%	(2.2)%	194.99	191.87	1.6%	168.35	169.37	(0.6)%
Homewood Suites	2	85.4%	81.2%	5.1%	201.82	206.06	(2.1)%	172.29	167.42	2.9%
Hilton	1	80.6%	84.7%	(4.8)%	186.97	184.27	1.5%	150.71	156.10	(3.5)%
Hyatt	2	78.8%	76.9%	2.5%	185.80	201.21	(7.7)%	146.32	154.64	(5.4)%
Other	3	71.3%	65.4%	9.1%	141.31	157.63	(10.4)%	100.75	103.03	(2.2)%
Total	122	80.8%	82.6%	(2.1)%	$171.28	$173.42	(1.2)%	$138.47	$143.28	(3.4)%
Note: Results reflect 100% of DoubleTree Metropolitan Hotel New York City financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture.

RLJ Lodging Trust
Pro forma Operating Statistics

For the six months ended June 30, 2017

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Northern California	8	81.9%	87.5%	(6.4)%	$216.71	$218.49	(0.8)%	$177.48	$191.15	(7.2)%
South Florida	10	86.6%	86.7%	(0.1)%	186.58	186.15	0.2%	161.62	161.38	0.2%
Austin	13	78.7%	81.6%	(3.6)%	170.14	173.47	(1.9)%	133.87	141.60	(5.5)%
Denver	13	74.9%	75.3%	(0.5)%	137.02	135.85	0.9%	102.68	102.31	0.4%
Washington, DC	8	77.8%	76.3%	2.0%	201.07	191.66	4.9%	156.42	146.23	7.0%
Chicago	14	65.1%	64.8%	0.5%	140.80	146.70	(4.0)%	91.61	94.99	(3.6)%
Louisville	5	68.1%	76.9%	(11.5)%	170.25	173.25	(1.7)%	115.89	133.22	(13.0)%
Southern California	5	86.7%	84.0%	3.1%	171.13	166.12	3.0%	148.31	139.59	6.2%
Houston	10	69.9%	70.3%	(0.7)%	151.79	159.96	(5.1)%	106.03	112.53	(5.8)%
New York City	3	91.2%	93.2%	(2.1)%	190.94	198.43	(3.8)%	174.10	184.88	(5.8)%
Other	33	78.6%	78.8%	(0.4)%	160.10	158.97	0.7%	125.76	125.34	0.3%
Total	122	77.6%	78.8%	(1.5)%	$169.15	$170.18	(0.6)%	$131.34	$134.10	(2.1)%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Focused-Service	102	76.8%	78.2%	(1.8)%	$163.64	$164.48	(0.5)%	$125.71	$128.62	(2.3)%
Compact Full-Service	19	81.8%	81.0%	1.0%	181.80	183.82	(1.1)%	148.71	148.93	(0.1)%
Full-Service	1	64.7%	75.6%	(14.4)%	199.88	196.27	1.8%	129.26	148.32	(12.8)%
Total	122	77.6%	78.8%	(1.5)%	$169.15	$170.18	(0.6)%	$131.34	$134.10	(2.1)%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Upper Upscale	17	77.0%	77.7%	(0.9)%	$178.88	$179.36	(0.3)%	$137.76	$139.42	(1.2)%
Upscale	89	78.5%	79.8%	(1.6)%	168.03	169.25	(0.7)%	131.96	135.11	(2.3)%
Upper Midscale	15	73.4%	75.3%	(2.5)%	158.83	158.47	0.2%	116.52	119.28	(2.3)%
Midscale	1	63.9%	53.0%	20.7%	92.94	107.10	(13.2)%	59.40	56.73	4.7%
Total	122	77.6%	78.8%	(1.5)%	$169.15	$170.18	(0.6)%	$131.34	$134.10	(2.1)%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2017	2016	Var	2017	2016	Var	2017	2016	Var
Courtyard	24	78.1%	78.2%	(0.2)%	$168.68	$170.81	(1.2)%	$131.79	$133.65	(1.4)%
Residence Inn	29	78.1%	79.3%	(1.6)%	157.93	157.84	0.1%	123.28	125.21	(1.5)%
Hyatt House	11	80.8%	85.9%	(6.0)%	174.40	172.79	0.9%	140.92	148.45	(5.1)%
Marriott	5	69.8%	75.1%	(7.0)%	172.81	173.94	(0.7)%	120.67	130.62	(7.6)%
Embassy Suites	6	84.1%	82.4%	2.0%	182.62	178.16	2.5%	153.58	146.89	4.6%
Hilton Garden Inn	8	74.2%	76.3%	(2.7)%	163.23	167.17	(2.4)%	121.19	127.55	(5.0)%
DoubleTree	3	90.7%	90.6%	0.1%	198.28	204.04	(2.8)%	179.83	184.81	(2.7)%
Fairfield Inn & Suites	7	76.0%	77.2%	(1.5)%	174.76	171.40	2.0%	132.88	132.30	0.4%
Renaissance	3	74.8%	72.2%	3.5%	167.72	170.14	(1.4)%	125.38	122.88	2.0%
SpringHill Suites	8	70.5%	72.6%	(2.9)%	134.94	137.28	(1.7)%	95.19	99.70	(4.5)%
Hampton Inn	7	73.7%	76.2%	(3.3)%	144.01	145.97	(1.3)%	106.11	111.24	(4.6)%
Hyatt Place	3	82.0%	85.1%	(3.6)%	186.88	179.36	4.2%	153.24	152.59	0.4%
Homewood Suites	2	78.5%	71.5%	9.7%	191.61	193.42	(0.9)%	150.32	138.30	8.7%
Hilton	1	84.2%	85.7%	(1.7)%	206.14	218.88	(5.8)%	173.63	187.50	(7.4)%
Hyatt	2	79.4%	75.9%	4.6%	193.49	205.11	(5.7)%	153.60	155.62	(1.3)%
Other	3	62.0%	58.6%	5.8%	144.01	157.20	(8.4)%	89.25	92.08	(3.1)%
Total	122	77.6%	78.8%	(1.5)%	$169.15	$170.18	(0.6)%	$131.34	$134.10	(2.1)%
Note: Results reflect 100% of DoubleTree Metropolitan Hotel New York City financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture.